Exhibit 8
CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the annual report of Northgate Minerals Corporation (the “Company”) on Form 40-F for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kenneth Stowe, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 16, 2008	/s/ Kenneth Stowe
Kenneth Stowe
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Northgate Minerals Corporation and will be retained by Northgate Minerals Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the annual report of Northgate Minerals Corporation (the “Company”) on Form 40-F for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jon A. Douglas, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 16, 2008	/s/ Jon A. Douglas
Jon A. Douglas
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Northgate Minerals Corporation Inc. and will be retained by Central Sun Mining Inc. and furnished to the Securities and Exchange Commission or its staff upon request.